                                                                Exhibit 10.17(c)

                           PLAYBOY ENTERPRISES, INC.
                     SECOND AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement dated as of February 10, 1995, as amended by the First Amendment to Credit Agreement dated as of March 31, 1995 (said Credit Agreement as so amended being referred to herein as the "Credit Agreement") currently in effect by and among, Playboy Enterprises, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company hereby applies to the Lenders to increase the amount of the Revolving Credit Commitments to $35,000,000, extend the availability of the Revolving Credit, amend certain of the financial covenants contained therein and make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.   AMENDMENTS.

     Upon the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:

     1.01. Loans in Excess of $30,000,000. The third sentence of Section 1.2 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "Each advance made by a Lender of its pro rata share of a Loan shall be made against and evidenced by a Revolving Credit Note of the Company (individually an "A-Note" and collectively the "A-Notes") payable to the order of such Lender in the amount of its Revolving Credit Commitment, with each A-Note to be in the form (with appropriate insertions) attached hereto as Exhibit A. Notwithstanding anything herein to the contrary, each advance made by a Lender of its pro rata share of a Loan, to the extent that after giving effect thereto the amount of the Revolving Credit Commitments then in use would then exceed $30,000,000, shall be made against and evidenced by promissory notes of the Company in the form (with appropriate insertions) annexed hereto as

          Exhibit A-1 (individually a "B-Note" and collectively the "B-Notes") (the A-Notes and the B-Notes being hereinafter referred to collectively as the "Notes" and individually as a "Note")."

    1.02. Letter of Credit Sub-Limit. Section 1.3(a) of the Credit Agreement is hereby amended by deleting the amount "$7,500,000" appearing therein and substituting therefor the amount "$10,000,000".

    1.03. Termination Fee. Section 3.4 of the Credit Agreement is hereby amended by adding the following sentence immediately at the end thereof:

          "If the Company terminates the Revolving Credit Commitments in whole at any time prior to September 5, 1997, the Company shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a termination fee in the amount of $100,000."

    1.04. Deletion of Mandatory Partial Termination Requirement. Section 3.5 of the Credit Agreement is hereby amended by deleting such Section in its entirety.

    1.05. Application of Payments. The seventh sentence of the first paragraph of Section 3.6 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "Unless the Company otherwise directs, principal payments on the Notes shall be first applied to the Domestic Rate Portion evidenced by the B-Notes until payment in full thereof, then to the Domestic Rate Portion evidenced by the A-Notes until payment in full thereof, with any balance applied to the LIBOR Portions of the Notes in the order in which their Interest Periods expire."

    1.06. Collateral Generally. Section 4.1 of the Credit Agreement is hereby amended by adding the following sentence immediately after the first sentence thereof:

          "The foregoing to the contrary notwithstanding and notwithstanding anything in the Collateral Documents to the contrary, (i) the Company and its Material Subsidiaries each shall have the right, without the consent of the Administrative Agent or the Lenders to enter into bona fide licensing arrangements at arm's length with unaffiliated third parties for their use of the Collateral consisting of intellectual property (copies of which shall be promptly provided by the Company to the Administrative Agent) so long as the Administrative Agent has a valid and perfected first priority Lien on such Collateral and the proceeds thereof and the terms of such licensing arrangements expressly permit such Lien and recognize the Administrative Agent's right to collect any sums due the Company or such Material Subsidiary, as the case may be, in accordance with the terms of such arrangements, (ii) whether or not the Administrative Agent has foreclosed or exercised any other rights to enforce its Lien on such Collateral, licensees under licensing arrangements described in the foregoing clause (i) shall be afforded the use of such Collateral in accordance with the terms of such licensing arrangements for the duration set forth therein and (iii) at the request of the Company, the Administrative Agent shall (with the consent of the Required Lenders, which consent shall not be unreasonably withheld) execute a nondisturbance agreement in favor of such licensees to provide for the purposes set forth in the foregoing clause (ii)."

     1.07. Movie Rights. Section 4.2 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

            "Section 4.2. Movie Rights. Notwithstanding anything herein or in any other Loan Document to the contrary, the Collateral shall in no event include certain film and video-related mediums and related rights to the extent set forth in that certain Supplement to Collateral Documents dated as of March 5, 1996 by and among the Agent, the Company and certain of its Subsidiaries."

The parties hereto agree that the Supplement attached hereto as Exhibit C shall, when properly completed and executed, constitute the Supplement referred to in
Section 4.2 hereof as amended hereby.

     1.08. Changes in Applicable Margins. The definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

            "'Applicable Margin' means 0% with respect to the Domestic Rate Portion of the Notes and 2.25% with respect to each LIBOR Portion of the Notes; provided, however, with respect to each LIBOR Portion of the Notes, such Applicable Margin shall be decreased to 2.00% on October 1st of any calendar year (commencing October 1, 1996) if the Company's Net Income Before Extraordinary Items for the fiscal year ending on June 30th of such calendar year is equal to or greater than $1,500,000; provided further, however, that such Applicable Margin shall return to 2.25% on October 1st of any calendar year thereafter if the Company's Net Income Before Extraordinary Items for any fiscal year ending on or after June 30th of such calendar year is less than $1."

     1.09. Extension of Termination Date. The definition of "Termination Date appearing in Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

            " 'Termination Date' means March 5, 1999, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 3.4, 3.5, 9.2 or 9.3 hereof or such later date to which the Revolving Credit Commitments are extended pursuant to
            Section 11.20 hereof. THE COMPANY ACKNOWLEDGES AND AGREES THAT THE LENDERS HAVE ABSOLUTELY NO OBLIGATION WHATSOEVER TO EXTEND THE TERMINATION DATE BEYOND MARCH 5, 1999."

     1.10. New Definitions. Section 5.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

            "Deferments" means sums in fixed amounts (other than Participations or Residuals) payable by the Company or any of its Subsidiaries in accordance with customary industry practice to a Person who is not an Affiliate of the Company or any of its Subsidiaries in connection with such Person's furnishing rights or personal services in connection with the development or production of any item of Product, the payment of which is contingent upon (a) the receipt of revenues from the exploitation of such item of Product, and/or (b) the occurrence of certain conditions and/or (c) the passage of time; provided, however, that the term "Deferments" does not include supplemental market payments or sums included in the budgeted cost of production for the applicable item of Product.

            "EBITDA" means, with reference to any period, Net Income Before Extraordinary Items for such period plus all amounts deducted in arriving at such Net Income Before Extraordinary Items amount in respect of (i) Interest Expense for such period, plus (ii) federal, state and local income taxes for such period, plus (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets (including without limitation the amortization of investments in entertainment programming) during such period on the books of the Company and its Subsidiaries.

            "Net Income After Extraordinary Items" means, with reference to any period, the net income (or net loss) of the Company and its Subsidiaries for such period as computed on a consolidated basis in accordance with GAAP, and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for all taxes on or measured by income, and in any event including any extraordinary profits and losses and also in any event including any taxes on such profits and any tax credits on account of such losses.

            "Net Income Before Extraordinary Items" means, with reference to any period, the net income (or net loss) of the Company and its Subsidiaries for such period as computed on a consolidated basis in accordance with GAAP, and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for all taxes on or measured by income, but in any event excluding any extraordinary profits and losses and also in any event excluding any taxes on such profits and any tax credits on account of such losses.

            "Participation" means all obligations (other than Deferments and Residuals) payable by the Company or any of its Subsidiaries in accordance with customary industry practice to Persons other than Persons who are Affiliates of the Company or any of its Subsidiaries in connection with the development, acquisition, production, distribution or exploitation of an item of Product or rights in Product, the payment of which is contingent upon and payable only to the extent of the receipt by the obligor of revenues from the exploitation of such item of Product or rights in Product.

            "Product" means any motion pictures, films, video or movies or similar audio or visual medium of communication in use now or in the future or any elements thereof in which the Company or any Subsidiary has any proprietary interest.

            "Residuals" means all obligations (other than Participations and Deferments) payable by the Company or any of its Subsidiaries in accordance with customary industry practice pursuant to guild agreements or collective bargaining agreements in connection with the development, acquisition, production, distribution or exploitation of an item of Product or rights in Product."

     1.11. Unnecessary Definitions. Section 5.1 of the Credit Agreement is hereby further amended by deleting from such Section the definition of the term "Rights Offering" appearing therein.

     1.12. Net Worth Requirement. Section 8.7 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

            "Section 8.7. Net Worth. The Company will at all times maintain Net Worth of not less than the sum of (i) $43,000,000 and

            (ii) 50% of Net Income After Extraordinary Items for the immediately preceding fiscal year (only if positive for such year), commencing with the fiscal year ending June 30, 1996."

     1.13. EBITDA Requirement. Section 8.9 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

            "Section 8.9. EBITDA. The Company will, as of the last day of each fiscal quarter ending during each of the periods specified below, maintain EBITDA for the four fiscal quarters then ended of not less than:

       From and              To and                     EBITDA shall
       Including            Including                 not be less than
       ---------            ---------                 ----------------
       The date hereof      9/30/96                   $23,500,000
       10/1/96              3/31/97                   $26,000,000
       4/1/97               9/30/97                   $28,500,000
       10/1/97              3/31/98                   $30,750,000
       4/1/98               all times thereafter      $33,000,000

     1.14. Additional Permitted Liens. Section 8.11 of the Credit Agreement is hereby amended by adding the following new subsections (g), (h), (i), (j) and
(k) immediately after subsection (f) thereof:

                 "(g) Liens on items of Product and rights in Product to the extent securing Residuals, Deferments and Participations owed by the Company and its Subsidiaries relating exclusively to such Product;

                  (h) rights of licensees which are not Affiliates of the
            Company or any of its Subsidiaries under access agreements pursuant to which such licensees have access to duplicating material for the purpose of making prints or other copies of items of Product licensed to them, and rights of distributors, exhibitors, licensees and other Persons which are not Affiliates of the Company or any of its Subsidiaries in items of Product created in connection with the distribution and exploitation of such items of Product in the ordinary course of business pursuant to arms-length agreements in accordance with customary industry practice;

                  (i) Liens on any asset relating to any item of Product or
            rights in Product acquired by the Company or any of its Subsidiaries granted in accordance with customary industry practice in favor of any lender financing the production costs of such item of Product, provided such Lien is and will remain confined to the same Products or rights in Product so acquired;

                  (j) Liens granted in accordance with customary industry practice to distributors or licensees which are not Affiliates of the Company or any of its Subsidiaries to secure the exploitation rights in items of Product licensed or leased to such distributors or licensees, provided that the collateral subject to any such Lien shall be limited to the exploitation rights licensed or leased to such distributor or licensee, the Product and proceeds of such exploitation rights and a non-exclusive right of access to necessary duplicating materials to exercise such exploitation rights; and

                  (k) Liens of film laboratories and sound studios which are not Affiliates of the Company or any of its Subsidiaries incurred in the ordinary course of business for sums not yet due or being contested in good faith."

     1.15.  Various Investments. Subsections (e), (g), (i) and (k) of Section
8.12 of the Credit Agreement are each hereby amended and as so amended shall be restated in their entirety to read, respectively, as follows:

                 "(e)  investments outstanding as of March 5, 1996 in present
            Subsidiaries;"

                 "(g)  the currently existing guaranty by the Company of the 10%
            Subordinated Note of Lifestyle Brands, Ltd. dated June 28, 1993 payable to Seaward & Co. (the "Sarah Coventry Note") provided the aggregate principal amount so guaranteed does not at any time exceed $750,000;"

                 "(i)  investments in Playboy Gaming Greece, Ltd. provided the amount so invested aggregates not more than $2,100,000 at any one time outstanding;"

                 "(k)  investments, loans, advances and guaranties not otherwise permitted by this Section 8.12 provided the aggregate amount of such investments, loans, advances and guaranties made in each fiscal year of the Company does not exceed $6,000,000 and no single such investment, loan, advance or guaranty (with a series of related investments, loans, advances or guaranties comprising a single transaction to be deemed a single investment, loan, advance or guaranty, as the case may be, for the purposes of this Section) is in an amount greater than $1,500,000."

     1.16. Extension of Revolving Credit Commitments. Section 11 of the Credit Agreement is hereby amended by inserting the following new Section 11.20 immediately after Section 11.19 thereof:

            "Section 11.20. Extensions of the Revolving Credit Commitments. Not less than thirty (30) or more than ninety (90) days prior to the date occurring two years prior to the Termination Date (as the same may have been extended pursuant to this Section 11.20), the Company may advise the Administrative Agent in writing of its desire to extend the Termination Date for an additional twelve (12) months and the Administrative Agent shall promptly notify the Lenders of each such request. In the event that the Lenders are agreeable to such extension (it being understood that the Lenders may accept or decline such a request in their sole discretion), the Administrative Agent shall so notify the Company and the Company and the Lenders shall enter into such documents as the Administrative Agent may reasonably deem necessary or appropriate to reflect such extension and to assure that all extensions of credit pursuant to the Revolving Credit Commitments as so extended are secured by the liens of the Collateral Documents and the Administrative Agent may call for financing statement searches or endorsements to its mortgagee's policy of title insurance to assure that such is the case, all costs and expenses incurred by the Administrative Agent in connection therewith to be paid by the Company."

     1.17. Increase in Revolving Credit Commitments. The amount of each Lender's Revolving Credit Commitment set forth opposite its name on its signature page to the Credit Agreement shall be amended and as so amended shall be restated as follows:

                                                        AMOUNT OF REVOLVING
            LENDER                                      CREDIT COMMITMENT
            Harris Trust and Savings Bank                    $17,500,000
            LaSalle National Bank                            $17,500,000

      1.18. Exhibit A-1. The Credit Agreement shall be amended by adding thereto an Exhibit A-1 in the form annexed to this Amendment as Exhibit A-1.

2.    CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

      2.01. The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

      2.02. The Company shall have executed a Second Supplemental Deed of Trust, Fixture Filing and Security Agreement in the form of Exhibit B hereto (the "First

Supplement") supplementing the California Mortgage so that the same shall secure the Revolving Credit as extended hereby.

     2.03. The Company shall have paid to the Administrative Agent for the ratable benefit of the Lenders a transaction fee in the amount $155,000.

     2.04. No Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

     2.05. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel; and the Lenders shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Lenders and their counsel.

3.   CALIFORNIA MORTGAGE.

     Within fifteen Business Days of the recordation of the Second Supplement, the Company shall at its expense furnish the Agent with an endorsement to the Agent's February 16, 1995 title insurance policy issued by Chicago Title Insurance Company under its number 9428314, the effect of which is to insure the validity and priority of the California Mortgage as security for the Revolving Credit as extended hereby, which endorsement shall bring the effective date of coverage thereunder down to the date of such recordation and show no exceptions to title or coverage other than those shown on the February 8, 1995 commitment for such policy (provided that the mortgage identified at Section E of Schedule B to such commitment shall not show as an exception). The failure to furnish such endorsement shall constitute an Event of Default.

4.   REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph, (i) the representations contained in Section 6.3 shall be deemed to include this Amendment as and when it refers to Loan Documents and (ii) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5.   MISCELLANEOUS.

     5.01. The Company acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby. The Company further acknowledges and agrees that all references in such Collateral Documents to the Revolving Credit shall be deemed a reference to the Revolving Credit as so modified. The Company further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

     5.02. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     5.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of March 5, 1996.

                                       PLAYBOY ENTERPRISES INC.

                                       By  /s/ Rebecca S. Maskey
                                         --------------------------------
                                         Its   Senior V.P.
                                            -----------------------------


     Each of the undersigned acknowledges and agrees that while the following is not required, each confirms that: (i) all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby; (ii) all references in such Collateral Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby; (iii) each of the undersigned will continue to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

                                       PLAYBOY ENTERTAINMENT GROUP, INC.

                                       By  /s/ Robert D. Campell
                                         --------------------------------
                                         Its   Treasurer
                                            -----------------------------

                                       CRITICS' CHOICE VIDEO, INC.

                                       By  /s/ Robert D. Campell
                                         --------------------------------
                                         Its   Treasurer
                                            -----------------------------

                                       LIFESTYLE BRANDS, LTD.

                                       By  /s/ Robert D. Campell
                                         --------------------------------
                                         Its   Treasurer
                                            -----------------------------

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                       HARRIS TRUST AND SAVINGS BANK

                                       By  /s/ R.L. Dell'Artino
                                         --------------------------------
                                         Its   Vice President

                                       LASALLE NATIONAL BANK

                                       By  /s/ Robert Kastenholz
                                         --------------------------------
                                         Its   Senior Vice President
                                            -----------------------------

                                  EXHIBIT A-1

                                   B-NOTE

                                                               Chicago, Illinois
$2,500,000                                                         March 5, 1996

     On the Termination Date, for value received, the undersigned, PLAYBOY ENTERPRISES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of Harris Trust and Savings Bank (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of February 10, 1995, as amended, between the Company, Harris Trust and Savings Bank, individually and as Administrative Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company hereby promises to pay all costs and expenses (including reasonable attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand.

                                       PLAYBOY ENTERPRISES, INC.


                                          /s/ Rebecca S. Maskey
                                       By --------------------------------------

                                                       Rebecca S. Maskey
                                          Name: --------------------------------

                                                          Senior V. P.
                                          Title: -------------------------------

                                    B-NOTE


                                                               Chicago, Illinois
$2,500,000                                                         March 5, 1996

     On the Termination Date, for value received, the undersigned, PLAYBOY ENTERPRISES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of LaSalle National Bank (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000), or
(ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of February 10, 1995, as amended, between the Company, Harris Trust and Savings Bank, individually and as Administrative Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company hereby promises to pay all costs and expenses (including reasonable attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand.

                                       PLAYBOY ENTERPRISES, INC.


                                       By /s/ Rebecca S. Maskey
                                          --------------------------------------

                                                      Rebecca S. Maskey
                                          Name: --------------------------------

                                                         Senior V. P.
                                          Title: -------------------------------

                                   EXHIBIT B
                               |
Recording Requested By:        |        COPY of Document Recorded
James E. Basta                 |        .........................
                               |                Mar 07 1996
When Recorded Mail To:         |        Has not been compared with
James E. Basta                 |        original. Original will be
Chapman and Cutler             |        returned when processing
111 West Monroe Street         |        has been completed.
Chicago, Illinois 60603        |        LOS ANGELES COUNTY REGISTRAR-
                               |        RECORDER
                               |
                               |SPACE ABOVE THIS LINE RESERVED FOR
                               |RECORDER'S USE ONLY
- ---------------------------------------------------------------------------
                             SECOND SUPPLEMENT TO
             DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT
                           WITH ASSIGNMENT OF RENTS

                                  Dated as of

                                 March 5, 1996

                                     FROM

                           PLAYBOY ENTERPRISES, INC.
                                  ("Grantor")
                                      to

                  CHICAGO TITLE INSURANCE COMPANY, AS TRUSTEE
                                  ("Trustee")

                          in Trust for the Benefit of

                        HARRIS TRUST AND SAVINGS BANK,
                            AS ADMINISTRATIVE AGENT
                                FOR THE LENDERS
                                ("Beneficiary")

- ---------------------------------------------------------------------------

THE OBLIGATION THE PERFORMANCE OF WHICH IS SECURED BY THIS SUPPLEMENTAL DEED OF TRUST PROVIDES FOR A VARIABLE INTEREST RATE AND A REVOLVING LINE OF CREDIT.

                           PLAYBOY ENTERPRISES, INC.

                      SECOND SUPPLEMENT TO DEED OF TRUST,
                     FIXTURE FILING AND SECURITY AGREEMENT
                           WITH ASSIGNMENT OF RENTS

  This Second Supplement to Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated as of March 5, 1996 (the "Supplement") from PLAYBOY ENTERPRISES, INC., a Delaware corporation 680 North Lake Shore Drive, Chicago, Illinois 60611 (the "Grantor" ), to CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, as Trustee, having an office at 700 South Flower, Suite 900, Los Angeles, California 90017 (the "Trustee"), and in trust for the benefit of HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation whose post office address is 111 West Monroe Street, Chicago, Illinois 60690 (hereinafter referred to individually as "Harris"), as Administrative Agent hereunder for the Lenders hereinafter defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as the "Beneficiary");

                               WITNESSETH THAT:

  WHEREAS, the Grantor did heretofore execute and deliver to the Beneficiary that certain Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated as of February 10, 1995 and recorded in the Recorder's Office of Los Angeles County, California on February 16, 1995 as Document No. 95-263308, as amended by that certain First Supplement to Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated as of March 31, 1995 and recorded in the Recorder's Office of Los Angeles County, California on April 6, 1995 as Document No. 95-483045 (said Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents, as so amended, being hereinafter referred to as the "Deed of Trust") to mortgage, among other things, the real estate described in Schedule I attached hereto; and

  WHEREAS, the Deed of Trust currently secures, among other things, loans (the "Revolving Loans") and letters of credit (the "Letters of Credit") extended and to be extended from time to time by the Lenders (as hereinafter defined) on a revolving basis under a revolving credit facility (the "Revolving Credit") in a principal amount not to exceed $30,000,000 at any one time outstanding provided for by that certain Credit Agreement dated as of February 10, 1995, as heretofore amended, by and among the Grantor, Harris and LaSalle National Bank, a national banking association (hereinafter referred to individually as "LaSalle"), individually and as Co-Agent for the Lenders hereinafter defined (LaSalle acting as such agent and any successor or successors to LaSalle

This Instrument Prepared By:
James E. Basta
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois 60603
in such capacity being hereinafter referred to as "Co-Agent"), and such other lenders which may from time to time hereafter become parties thereto (Harris, LaSalle and such other lenders hereafter party to the Credit Agreement being herein referred to collectively as the "Lenders" and individually a "Lender"; and such Credit Agreement as so amended and as the same may from time to time be further modified or amended being hereinafter referred to as the "Credit Agreement"); and

  WHEREAS, the Revolving Loans are evidenced by those certain Revolving Credit Notes of the Grantor dated February 10, 1995 payable to the order of the respective Lenders in the aggregate face principal amount of $30,000,000 (such Revolving Credit Notes and any and all notes issued in substitution or replacement therefor or in extension or renewal thereof in whole or in part, together with any and all modifications and amendments of any of the foregoing, being hereinafter referred to collectively as the "Notes"); and

  WHEREAS, the Grantor has entered into a Second Amendment to Credit Agreement with the Lenders bearing even date herewith (the "Second Amendment"), pursuant to which the Grantor and the Lenders have agreed to, among other things, extend to March 5, 1999 (the "New Termination Date") (i) the availability of the Revolving Credit so as to continue through the New Termination Date the availability to the Grantor under the Revolving Credit on a revolving basis of new Revolving Loans, Letters of Credit and other financial accommodations, (ii) the deadline by which Letters of Credit must expire and thus the date by which drawings thereunder must be made and (iii) the final maturity of the Notes, Reimbursement Obligations and all other obligations under the Credit Agreement; and

  WHEREAS, as a condition precedent to extending the period of availability of their respective commitments under the Revolving Credit as provided by the Second Amendment, the Lenders require the Grantor, and to accommodate that requirement the Grantor desires by this Supplement, to confirm and assure that all the real estate and other properties, rights, interests and privileges of the Grantor which are currently subject to the lien of the Deed of Trust be and constitute collateral security not only for the indebtedness currently secured thereby but also for the additional credit which may from time to time be extended under the Revolving Credit as so modified; and

  WHEREAS, the Deed of Trust is to continue to secure all the indebtedness now secured thereby, and this Supplement is being executed and delivered to confirm and assure the foregoing;

  NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Second Amendment and other good and valuable consideration, receipt whereof is hereby acknowledged, the Deed of Trust shall be and hereby is supplemented as follows, to wit:

  NOW, THEREFORE, to secure (i) the payment of the principal and premium, if any, of and interest on the Notes (as amended by, without limitation, the Second Amendment) as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all Revolving Loans now or hereafter evidenced thereby, (ii) the payment of all sums owing in connection with the Letters of Credit issued under the Revolving Credit as extended by the Second Amendment (collectively, the "Reimbursement Obligations") as and when the same become due and payable, including without limitation the obligation to reimburse the issuer for each drawing on each Letter of Credit issued by it, (iii) the payment of all sums due or owing with respect to the Hedging Liability (as defined in the Deed of Trust), (iv) the obligation of Grantor to pay Beneficiary, Co-Agent and the Lenders certain fees, costs, expenses, indemnities and other amounts pursuant to the Credit Agreement (as amended by, without limitation, the Second Amendment) and the applications and agreements for the Letters of Credit, (v) the payment of all other indebtedness, obligations and liabilities which the Deed of Trust as supplemented secures pursuant to any of its terms and (vi) the observance and performance of all covenants and agreements contained herein or in the Notes, the Credit Agreement or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations and liabilities described in clauses (i), (ii), (iii), (iv), (v) and (vi) above being hereinafter collectively referred to as the "indebtedness hereby secured"), GRANTOR DOES HEREBY IRREVOCABLY GRANT, TRANSFER, BARGAIN, SELL, CONVEY, MORTGAGE, WARRANT, ASSIGN AND PLEDGE UNTO TRUSTEE IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all and singular the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V and VI below, all of the same being collectively referred to herein as the "Mortgaged Premises", and does hereby grant to Beneficiary, Beneficiary's successors and assigns, a security interest in that portion of the Mortgaged Premises constituting personal property described in Granting Clause II, III, IV and V below:

                               GRANTING CLAUSE I

  That certain real estate lying and being in Los Angeles, County of Los Angeles and State of California more particularly described in Schedule I attached hereto and made a part hereof.


                              GRANTING CLAUSE II

  All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever now or hereafter attached to or contained in or used or useful in connection with said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, including but not limited to all machinery, motors, fittings, radiators, awnings, shades, screens, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds of any of the foregoing; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of the Deed of Trust as supplemented to be real estate and covered by the Deed of Trust as supplemented.


                              GRANTING CLAUSE III

  All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee, Beneficiary, Co-Agent or any Lender.

                              GRANTING CLAUSE IV

  All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards") and all insurance policies required hereunder and the proceeds thereof.

                               GRANTING CLAUSE V

  All property and rights, if any, which are by the express provisions of this instrument required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected by Grantor or by anyone in Grantor's behalf to the lien of the Deed of Trust as supplemented.

                              GRANTING CLAUSE VI

  All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

  TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, transferred, bargained, sold, conveyed, mortgaged, warranted, assigned and pledged, and in which a security interest is granted, or intended so to be, unto Trustee, and to Trustee's successors and assigns, forever.

  BUT IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the Notes and the other indebtedness hereby secured; provided, however, that this instrument is made by Grantor and accepted by Trustee and Beneficiary upon the express condition that if the principal of and interest on the Notes and all sums from time to time advanced thereon shall be paid in full and all other indebtedness hereby secured shall be fully paid and performed (including all sums payable under or according to the provisions of the Applications), all Letters of Credit shall have expired and any commitment contained in the Credit Agreement as amended by, without limitation, the Second Amendment to extend credit thereunder shall have terminated, then this instrument and the estate and rights hereby shall cease, terminate and be void and this instrument shall be released by Trustee upon written request and at the expense of Grantor, otherwise to remain in full force and effect.

  In order to induce the Lenders to enter the Second Amendment and to induce the Beneficiary to accept this Supplement, the Grantor hereby further covenants and agrees with, and represents and warrants to, the Beneficiary as follows:

         1. The foregoing Granting Clauses are in addition to and supplemental of and not in substitution for the granting clauses contained in the Deed of Trust. Nothing herein contained shall in any manner affect or impair the priority of the lien of the Deed of Trust as to the indebtedness which would be secured thereby prior to giving effect to this Supplement.

     2. Grantor hereby represents and warrants to Beneficiary that as of the date hereof each of the representations and warranties set forth in the Deed of Trust as supplemented hereby are true and correct and that no event of default (as such term is defined in the Deed of Trust), or any other event which with the lapse of time, the giving of notice, or both, would constitute such an event of default, has occurred and is continuing or shall result after giving effect to this Supplement. The Grantor hereby repeats and reaffirms all covenants and warranties contained in the Deed of Trust, each and all of which shall be applicable to all of the indebtedness secured by the Deed of Trust as supplemented hereby. The Grantor repeats and reaffirms its covenant that all the indebtedness secured by the Deed of Trust as supplemented hereby will be promptly paid as and when the same becomes due and payable.

     3. All capitalized terms used herein without definition shall have the same meanings herein as they have in the Credit Agreement as amended by, without limitation, the Second Amendment. The definitions provided herein of any capitalized terms shall apply to such capitalized terms as the same appear in the Deed of Trust as supplemented hereby, all to the end that any such capitalized terms defined herein and used in the Deed of Trust as supplemented hereby shall now have the meaning given to such capitalized terms herein. Without limiting the foregoing, all references in the Deed of Trust to the term "Termination Date" or the date "September 30, 1997" shall be deemed references to the New Termination Date; all references in the Deed of Trust to the term "indebtedness hereby secured" shall be deemed references to all the indebtedness, obligations and liabilities secured by the Deed of Trust as supplemented hereby; and all references in the Deed of Trust to the Credit Agreement shall be deemed references to the Credit Agreement as amended by the Second Amendment and as the same may from time to time be further modified or amended.

     4. All of the provisions, stipulations, powers and covenants contained in the Deed of Trust shall stand and remain unchanged and in full force and effect except to the extent specifically modified hereby and shall be applicable to all of the indebtedness secured by the Deed of Trust as supplemented hereby.

     5. The Deed of Trust as hereby supplemented is given to secure, among other things, loans and letters of credit extended on a revolving basis and shall secure not only presently existing indebtedness under the Credit Agreement as amended by the Second Amendment but also future advances, whether such advances are obligatory or to be made at the option of Beneficiary, or otherwise, as are made within ten (10) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of the Deed of Trust, although there may be no advance made at the time of execution of this Supplement and although there may be no indebtedness hereby secured outstanding at the time any advance is made. The lien of the Deed of Trust as hereby supplemented shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office in the county in which the Mortgaged Premises are located. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness secured

(including disbursements which Beneficiary may make under the Deed of Trust as hereby supplemented, the Credit Agreement as amended by the Second Amendment or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of Sixty Million Dollars ($60,000,000) plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Mortgaged Premises and interest on such disbursements (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). The Deed of Trust as hereby supplemented shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Mortgaged Premises, to the extent of the maximum amount secured hereby.

     6. This Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same instrument.

     7. No reference to this Supplement need be made in any note, instrument or other document making reference to the Deed of Trust, any reference to the Deed of Trust in any of such to be deemed to be a reference to the Deed of Trust as supplemented hereby.

     8. Wherever herein any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements by or on behalf of the Grantor, or by or on behalf of the Beneficiary, or by or on behalf of the holder or holders of the indebtedness hereby secured contained in the Deed of Trust as supplemented hereby shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     IN WITNESS WHEREOF, the Grantor has caused these presents to be duly executed the day and year first above written.

                                PLAYBOY ENTERPRISES, INC.

                                By   /s/ Rebecca S. Maskey
                                  -----------------------------------------
                                Its  Senior V.P.
                                   ----------------------------------------

                                     R. Maskey
                                   ----------------------------------------
                                  (Type or Print Name)

     Accepted and agreed to in Chicago, Illinois as of the day and date first above written.

                                HARRIS TRUST AND SAVINGS BANK, as
                                 Beneficiary and Administrative Agent for the Lenders as aforesaid

                                By /s/ R. L. Dell'Artino
                                  -----------------------------------------
                                  Its Vice President


                                       RONALD L. DELL'ARTINO
                                  -----------------------------------------
                                  (Type or Print Name)

STATE OF ILLINOIS )
                  )SS.
COUNTY OF COOK    )

     On this 5th day of March, 1996, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared Rebecca Maskey personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the Senior Vice President of Playboy Enterprises, Inc., the corporation therein named, and acknowledged to me that said corporation executed the within instrument pursuant to its by-laws or resolution of its board of directors.

     WITNESS my hand and official seal.

                                      /s/ Kathleen L. Burde
                                      ----------------------------------------
                                      Notary Public

(SEAL)

MY COMMISSION EXPIRES:

            11-16-98
- ------------------------------------

STATE OF ILLINOIS   )
                    )SS.
COUNTY OF COOK      )

     On this 5th day of March, 1996, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared Ronald Dellartino, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the Vice President of Harris Trust and Savings Bank, the banking corporation therein named, and acknowledged to me that said corporation executed the within instrument pursuant to its by-laws or resolution of its board of directors.

     WITNESS my hand and official seal.



                                       /s/ Kathleen L. Burde
                                       ---------------------------------------
                                       Notary Public

(SEAL)

MY COMMISSION EXPIRES:

           11-16-98
- ---------------------------------

                                  SCHEDULE I
                               LEGAL DESCRIPTION

PARCEL 1:

ALL THAT PORTION OF LOT 33 OF TRACT NO. 9061, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 121 PAGES 64
TO 66 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING SOUTHEASTERLY OF A LINE PARALLEL WITH AND DISTANT 40 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES FROM THE SOUTHEASTERLY LINE OF SAID LOT 33.

PARCEL 2:

LOT 34 OF TRACT NO. 9061, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 121 PAGES 64, 65 AND 66 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                   EXHIBIT C


                           PLAYBOY ENTERPRISES, INC.

                      SUPPLEMENT TO COLLATERAL DOCUMENTS

     This Supplement to Collateral Documents dated as of March 5, 1996 by and among Playboy Enterprises, Inc., a Delaware corporation (the "Company"), Playboy Entertainment Group, Inc., a Delaware corporation ("PEG"), Critics' Choice Video, Inc., an Illinois corporation ("Critics' Choice"), and Lifestyle Brands, Ltd., a Delaware corporation ("Lifestyle") (the Company, PEG, Critics' Choice and Lifestyle being hereinafter referred to as the "Pledgors"), and Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity, but solely in its capacity as agent under the Credit Agreement and Collateral Documents hereinafter identified and defined (such banking corporation in such capacity being hereinafter referred to as the "Agent"):

                               WITNESSETH THAT:

     WHEREAS, the Company has entered into a Credit Agreement dated as of February 10, 1995 with the Agent and the various lenders (such Credit Agreement as the same has been and may from time to time hereafter be modified or amended being hereinafter referred to as the "Credit Agreement"), under which the lenders party thereto have extended and from time to time will extend credit to the Company;

     WHEREAS, the Pledgors have executed and delivered to the Agent various security agreements, mortgages, assignments, financing statements and other documents to secure, among other things, the credit extended under the Credit Agreement (such security agreements, mortgages, assignments, financing statements and other documents as from time to time amended, modified or otherwise supplemented being hereinafter referred to as the "Collateral Documents");

     WHEREAS, the Pledgors have requested that the Agent release certain collateral subject to the Collateral Documents and otherwise confirm that such collateral is not subject to the Collateral Documents, and the Agent is willing to do so on the terms and conditions set forth in this Supplement;

     NOW, THEREFORE, in consideration of the credit arrangements created and provided for by the Credit Agreement, the Agent and the Pledgors hereby agree as follows:

     1. The Agent hereby releases from the liens and security interests granted and provided for by the Collateral Documents, and hereby agrees that such liens and security interests do not encumber, each motion picture, film, video or movie or similar audio or visual medium of communication in use now or in the future in which any Pledgor has any proprietary interest (each such motion picture, film, video or other medium being hereinafter referred to as a "Playboy film"), and all rights incident to such Playboy film (such as the right to distribute and otherwise exploit the same), in each case to the extent rights to distribute or otherwise exploit such Playboy film have been contracted by any Pledgor to an unaffiliated third party in a bona fide, arm's-length transaction prior to the acceleration pursuant to the terms of the Credit Agreement or nonpayment at final maturity of the Company's obligations for such consideration to such Pledgor (such as royalties) which such Pledgor in good faith deems adequate and the terms of such contractual arrangements either prohibit the Agent's lien on such Playboy film or require the Agent enter into a specific non-disturbance agreement with such party to assure such party's use of such Playboy film; provided, however, that the Agent has and shall at all times retain a security interest in the Pledgor's right to the consideration due and to become due to such Pledgor under such contractual arrangements (including the proceeds of such consideration).

     2. All the provisions, stipulations, powers and covenants contained in the Collateral Documents shall stand and remain unchanged and in full force and effect except to the extent specifically modified hereby. This Supplement shall in no way affect or impair the validity or priority of any liens or security interests on the Collateral not specifically released hereby. All references in any instrument or document delivered in connection with the Credit Agreement to any Collateral Document shall be deemed a reference to such Collateral Document as modified hereby.

     3. Notwithstanding anything to the contrary contained in the Credit Agreement or any Collateral Document, the terms and conditions of this Supplement shall control the subject matter hereof in the event of any conflict with the Credit Agreement or any Collateral Document.

     4. This Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed to be an original but all of which are to constitute one and the same instrument. Except as specifically modified hereby, all of the terms and conditions of the Collateral Documents shall stand and remain unchanged and in full force and effect. No reference to this Supplement need be made in any note, instrument or other document taking reference to any Collateral Document, any reference to a Collateral Document in any of such to be deemed to be a reference to such Collateral Document as modified hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois.

Dated as of the date first above written


                            HARRIS TRUST AND SAVINGS BANK, as Agent

                            By: /s/ R. L. Dell'Artino
                               ------------------------------------
                              Its: Vice President
                                  ---------------------------------


                            PLAYBOY ENTERPRISES, INC.

                            By: /s/ Rebecca S. Maskey
                               ------------------------------------
                              Its: Senior V.P.
                                  ---------------------------------


                            PLAYBOY ENTERTAINMENT GROUP, INC.

                            By: /s/ Robert D. Campell
                               ------------------------------------
                              Its: Treasurer
                                  ---------------------------------


                            CRITIC'S CHOICE VIDEO, INC.

                            By: /s/ Robert D. Campell
                               ------------------------------------
                              Its: Treasurer
                                  ---------------------------------


                            LIFESTYLE BRANDS, LTD.

                            By  /s/ Robert D. Campell
                               ------------------------------------
                              Its: Treasurer
                                  ---------------------------------